Pay vs Performance Disclosure - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Pay vs Performance Disclosure [Table]
Pay vs Performance [Table Text Block]

Pay vs Performance

As required by Item 402(v) of Regulation S-K, the information below reflects the relationship between executive compensation actually paid by us to David Bistricer, as principal executive officer (“PEO”), and Mr. J.J. Bistricer and Mr. Jacob Schwimmer our other named executive officers (“NEOs”) against various measures for the years ended December 31, 2022 and 2021. The disclosure included in this section is required by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and the compensation of its PEO and other NEOs.

Year	Summary Compen- sation Table Total for PEO	Compen- sation Actually Paid to PEO	Average Summary Compen- sation Table Total For Non-PEO NEO’s	Average Compen- sation Actually Paid to Non- PEO NEO’s	Value of Initial $100 Investment Based On Total Shareholder Return	Net (Loss)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$2,104,117	$951,469	$4,385,261	$2,690,655	$101.56	$(12,571,000)

2021	$1,567,181	$2,126,909	$937,806	$1,421,367	$146.38	$(20,018,000)

(c)

Compensation Actually Paid to the PEO is the Summary Compensation Table Total adjusted for the change in fair value of unvested Stock Awards of $(1,152,648) and $559,728 in 2022 and 2021, respectively. In 2022, the Company’s stock price declined from $9.94 on December 31, 2021, to $6.40 on December 31, 2022, and, in 2021, increased from 7.05 on December 31, 2020, to $9.94 on December 31, 2021. The decrease in fair value in 2022 and increase in fair value in 2021 result primarily from the changes in these prices applied to unvested grants at the beginning of the year and unvested grants made in March and April of the year through the end of the year, respectively.

(e)

Average Compensation Actually Paid to the Non-PEO NEOs is the average of the Summary Compensation Table Total adjusted for the average of the change in fair value of unvested Stock Awards of $(1,694,606) and $483,562 in 2022 and 2021. In 2022, the Company’s stock price declined from $9.94 on December 31, 2021, to $6.40 on December 31, 2022, and, in 2021, increased from 7.05 on December 31, 2020, to $9.94 on December 31, 2021. The decrease in fair value in 2022 and increase in fair value in 2021 result primarily from the changes in these prices applied to unvested grants at the beginning of the year and unvested grants made in March and April of the year as compared to the end of the year, respectively.

(f)

Total Shareholder Return for 2022 is based on the decline in stock price from $9.94 per share on December 31, 2021, to $6.40 per share at December 31, 2022 adjusted for dividends paid in 2022 of $0.38 per share. Total Shareholder Return for 2021 is based on the increase in stock price from $7.05 per share on December 31, 2020, to $9.94 per share on December 31, 2021, adjusted for dividends paid in 2021 of $0.38 per share.

(g)	Net income is as reported in the Company’s Annual Report on Form 10-K.

PEO Total Compensation Amount	$ 2,104,117	$ 1,567,181
PEO Actually Paid Compensation Amount	951,469	2,126,909
Non-PEO NEO Average Total Compensation Amount	4,385,261	937,806
Non-PEO NEO Average Compensation Actually Paid Amount	$ 2,690,655	1,421,367
Compensation Actually Paid vs. Net Income [Text Block]

Relationship Between Compensation Actually Paid and Net Income

Our net loss for the year ended December 31, 2021 was $(20,018,000), and our net loss for the year ended December 31, 2022 was $(12,571,000). Our net loss decreased from 2021 to 2022, trending in the same direction as the increase in compensation actually paid to our Non-PEO NEOs in 2022 as compared to 2021. Compensation actually paid to our PEO decreased in 2022 as compared to 2021.

Total Shareholder Return Amount	$ 101.56	146.38
Net Income (Loss)	$ (12,571,000)	$ (20,018,000)